United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-3131

                     ALLIANCEBERNSTEIN TECHNOLOGY FUND, INC.

               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                     Date of fiscal year end: July 31, 2004

                     Date of reporting period: July 31, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.



[LOGO] ALLIANCEBERNSTEIN (SM)
Investment Research and Management


-------------------------------------------------------------------------------
AllianceBernstein Technology Fund

Annual Report--July 31, 2004
-------------------------------------------------------------------------------


----------------
Specialty Equity
----------------


---------------------------
Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------


The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or Alliance at
(800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com (click on Investors/ Products & Services/ Mutual Funds).

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit Alliance Capital's web site at www.alliancebernstein.com (click on Investors, then the "Proxy voting policies" link or "Proxy voting records" link on the left side of the page), or go to the Securities and Exchange Commission's (The "Commission") web site at www.sec.gov, or call Alliance Capital at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Alliance publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc., is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.


September 27, 2004


Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Technology Fund (the "Fund") for the annual reporting period ended July 31, 2004.

Investment Objective and Policies

This open-end fund emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements. The Fund normally will have substantially all of its assets invested in equity securities, but it also invests in debt securities offering appreciation potential. The Fund may invest in listed and unlisted U.S. and foreign securities and has the flexibility to invest both in well-known, established companies and in new, unseasoned companies. The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation.

Investment Results

The table on page 4 shows the Fund's performance compared to its benchmark, the Goldman Sachs Technology Index, for the six- and 12-month periods ended July 31, 2004. This Index is a modified capitalization-weighted index of over 200 technology stocks. Also included is the performance of the NASDAQ Composite Index, which measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market, and the Lipper Science and Technology Index (the "Lipper Index"), a performance index of the largest qualifying funds that have a science and technology investment objective.

For the 12-month period ended July 31, 2004, the Fund underperformed the Goldman Sachs Technology Index, the NASDAQ Composite Index and the Lipper Index. For the six-month period ended July 31, 2004, the Fund underperformed the Goldman Sachs Technology Index and the NASDAQ Composite Index, which is a more diversified benchmark, and outperformed the Lipper Index.

For the six-month period ended July 31, 2004, relative to the Goldman Sachs Technology Index, from a sub-sector perspective, the Fund's stock selection in semiconductor components and communication equipment contributed positively, while the Fund's poor stock selection and weighting in contract manufacturing, storage and software hurt performance.

For the 12-month period ended July 31, 2004, relative to the Goldman Sachs Technology Index, the Fund's weighting in broadcasting and cable hurt performance, as did both stock and sector selection in computer services. Stock and sector selection in the Internet space helped relative and absolute performance.

Market Review and Investment Strategy

The 12-month period ended July 31, 2004 can be characterized as a near full-circle market, with technology stocks rallying through mid-January 2004, and then declining through July 2004. Stocks were driven higher early in the period as an improving economic environment led to better-than-expected demand for technology products. Technology stocks have traded lower through the more recent six-month


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN TECHNOLOGY FUND o 1


period on largely macroeconomic and geopolitical concerns including rising U.S. Federal Reserve interest rates, attempts to slow China's economy, the potential impact of rising oil prices on consumer behavior and renewed terrorist threats. In addition, for technology companies in particular, investors have grown concerned about peaking sales growth rates and growing component inventory levels.

As previously reported, effective September 30, 2003, I, Janet Walsh, assumed responsibility for the day-to-day management of the Fund. During the period from September 30, 2003 through July 31, 2004, we decreased the Fund's positions in broadcasting and cable, contract manufacturing and semiconductor capital equipment. Meanwhile, we increased the Fund's holdings in communication equipment and Internet-related names.

We continue to manage the Fund as a diversified technology portfolio with multiple sector exposures. Across sectors, we continue to focus on companies that we believe have a strong secular story within the global marketplace for technology products and services, with an emphasis on growing broadband deployments and an outlook for improved enterprise IT spending.


-------------------------------------------------------------------------------
2 o ALLIANCEBERNSTEIN TECHNOLOGY FUND


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com (click on Investors/Products & Services/Mutual Funds).

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or Alliance at
(800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Class R and Advisor Class shares will vary due to different expenses associated with these classes. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosures

The unmanaged Goldman Sachs Technology Index and the unmanaged NASDAQ Composite Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Goldman Sachs Technology Index measures the performance of over 200 U.S.-based technology companies. The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The NASDAQ Composite Index is market-value weighted and includes over 5,000 companies. The unmanaged Lipper Science and Technology Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the largest qualifying funds that have a science and technology investment objective. (According to Lipper, this investment objective includes those funds that invest at least 65% of their equity portfolios in science and technology stocks.) The funds in the Lipper Science and Technology Index have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. Investors cannot invest directly in an index, and its results are not indicative of any specific investment, including the Fund.

A Word About Risk

The Fund concentrates its investments in technology-related stocks and may therefore be subject to greater risks and volatility than a fund with a more diversified portfolio. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. The Fund can invest in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Fund will invest in foreign currency denominated securities, fluctuations in the value of the Fund's investments may be magnified by changes in foreign exchange rates. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. These risks are fully discussed in the prospectus.


(Historical Performance continued on next page)


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN TECHNOLOGY FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)


THE FUND VS. ITS BENCHMARK
PERIODS ENDED JULY 31, 2004
                                                               Returns
                                                       6 Months       12 Months
-------------------------------------------------------------------------------
AllianceBernstein Technology Fund
  Class A                                               -13.32%           3.58%
  Class B                                               -13.64%           2.81%
  Class C                                               -13.62%           2.83%
  Advisor Class                                         -13.17%           3.92%
  Class R                                               -13.38%          -9.40%*

Goldman Sachs Technology Index                          -12.90%           9.15%

NASDAQ Composite Index                                   -8.65%           8.78%

Lipper Science and Technology Index                     -14.65%           4.99%

* Since inception of the Fund's Class R shares on 11/3/03.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
7/31/94 TO 7/31/04


[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


                 AllianceBernstein      Goldman Sachs       NASDAQ Composite
             Technology Fund Class A   Technology Index          Index
-------------------------------------------------------------------------------
7/31/94                 9,575               10,000               10,000
7/31/95                18,927               17,783               13,864
7/31/96                17,753               18,588               14,963
7/31/97                26,188               33,350               22,070
7/31/98                29,538               38,478               25,927
7/31/99                42,310               62,871               36,537
7/31/00                68,592               95,528               52,164
7/31/01                38,007               45,479               28,069
7/31/02                21,972               25,355               18,391
7/31/03                25,136               32,396               24,022
7/31/04                26,036               35,361               26,131


AllianceBernstein Technology Fund Class A: $26,036

GoldmanSachs Technology Index: $35,361

NASDAQ Composite Index: $26,131


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Technology Fund Class A shares (from 7/31/94 to 7/31/04) as compared to the performance of appropriate indices.


See Historical Performance and Benchmark disclosures on previous page. (Historical Performance continued on next page)


-------------------------------------------------------------------------------
4 o ALLIANCEBERNSTEIN TECHNOLOGY FUND


HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JULY 31, 2004

                                               NAV Returns         SEC Returns
-------------------------------------------------------------------------------
Class A Shares
1 Year                                             3.58%              -0.83%
5 Years                                           -9.26%             -10.04%
10 Years                                          10.52%              10.04%

Class B Shares
1 Year                                             2.81%              -1.19%
5 Years                                           -9.94%              -9.94%
10 Years(a)                                        9.89%               9.89%

Class C Shares
1 Year                                             2.83%               1.83%
5 Years                                           -9.92%              -9.92%
10 Years                                           9.72%               9.72%

Advisor Class Shares
1 Year                                             3.92%
5 Years                                           -8.98%
Since Inception*                                   3.28%

Class R Shares
Since Inception*                                  -9.40%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2004)

Class A Shares
1 Year                                                                18.10%
5 Years                                                               -8.31%
10 Years                                                              11.53%

Class B Shares
1 Year                                                                18.42%
5 Years                                                               -8.20%
10 Years(a)                                                           11.38%

Class C Shares
1 Year                                                                21.49%
5 Years                                                               -8.19%
10 Years                                                              11.21%

(a)  Assumes conversion of Class B shares into Class A shares after eight years.

*    Inception Dates: 10/1/96 Advisor Class shares; 11/3/03 Class R shares.

See Historical Performance disclosures on page 3.

-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN TECHNOLOGY FUND o 5


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                      Beginning            Ending
                    Account Value      Account Value        Expenses Paid
                  February 1, 2004     July 31, 2004        During Period*
-------------------------------------------------------------------------------
Class A
Actual                  $1,000           $  866.83              $ 7.06
Hypothetical
  (5% return
  before expenses)      $1,000           $1,017.30              $ 7.62

Class B
Actual                  $1,000           $  863.62              $10.56
Hypothetical
  (5% return
  before expenses)      $1,000           $1,013.53              $11.41

Class C
Actual                  $1,000           $  863.83              $10.38
Hypothetical
  (5% return
  before expenses)      $1,000           $1,013.72              $11.22

Class R
Actual                  $1,000           $  866.21              $ 7.93
Hypothetical
  (5% return
  before expenses)      $1,000           $1,016.36              $ 8.57

Advisor Class
Actual                  $1,000           $  868.34              $ 5.67
Hypothetical
  (5% return
  before expenses)      $1,000           $1,018.80              $ 6.12
-------------------------------------------------------------------------------

* Expenses are equal to the classes' annualized expense ratios of 1.52%, 2.28%, 2.24%, 1.71% and 1.22%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).


-------------------------------------------------------------------------------
6 o ALLIANCEBERNSTEIN TECHNOLOGY FUND


PORTFOLIO SUMMARY
July 31, 2004

PORTFOLIO STATISTICS
Net Assets ($mil): $2,606.6


SECTOR BREAKDOWN*

Technology
o     21.6%    Semi-Conductor Components
o     21.5%    Computer Software
o     14.4%    Communication Equipment
o      9.8%    Computer Services
o      7.8%    Computer Hardware/Storage
o      7.2%    Internet
o      3.3%    Contract Manufacturing
o      1.7%    Semi-Conductor Capital Equipment
o      1.6%    Miscellaneous
o      0.8%    Computer Peripherals

Consumer Services
o      3.4%    Cellular Communications
o      2.8%    Broadcasting & Cable

Capital Goods
o      0.9%    Electrical Equipment
o      0.4%    Miscellaneous

o      2.8%    Short-Term

* All data is as of July 31, 2004. The Fund's sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN TECHNOLOGY FUND o 7


TEN LARGEST HOLDINGS
July 31, 2004

                                                                 Percent of
Company                                          Value           Net Assets
-------------------------------------------------------------------------------
Microsoft Corp.                            $  179,118,702             6.9%
Intel Corp.                                   130,286,720             5.0
QUALCOMM, Inc.                                119,297,706             4.6
Yahoo!, Inc.                                  106,238,440             4.1
Dell, Inc.                                    102,534,902             3.9
Oracle Corp.                                   87,600,850             3.3
Juniper Networks, Inc.                         82,793,760             3.2
Marvell Technology Group, Ltd.
  (Bermuda)                                    79,607,448             3.1
Broadcom Corp. Cl.A                            78,495,664             3.0
Samsung Electronics Co., Ltd. (GDR)
  (South Korea)                                71,639,917             2.7
-------------------------------------------------------------------------------
                                           $1,037,614,109            39.8%


-------------------------------------------------------------------------------
8 o ALLIANCEBERNSTEIN TECHNOLOGY FUND


PORTFOLIO OF INVESTMENTS
July 31, 2004

Company                                          Shares            Value
-------------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-99.0%

Technology-91.3%
Communication Equipment-14.7%
3Com Corp.(a)                                 3,996,400     $ 19,702,252
Cisco Systems, Inc.(a)                        3,132,250       65,338,735
Corning, Inc.(a)*                             4,857,900       60,043,644
Juniper Networks, Inc.(a)*                    3,606,000       82,793,760
Motorola, Inc.                                2,171,800       34,596,774
QUALCOMM, Inc.                                1,726,950      119,297,706
                                                            ------------
                                                             381,772,871

Computer Hardware/Storage-7.9%
Dell, Inc.(a)*                                2,890,750      102,534,902
EMC Corp.(a)                                  5,355,834       58,753,499
Hewlett-Packard Co.*                          1,337,100       26,942,565
Western Digital Corp.(a)*                     2,519,000       17,658,190
                                                            ------------
                                                             205,889,156

Computer Peripherals-0.8%
Network Appliance, Inc.(a)*                   1,039,900       20,080,469

Computer Services-10.0%
Accenture Ltd. Cl.A (Bermuda)(a)*             1,751,400       43,136,982
BearingPoint, Inc.(a)*                        1,374,049       11,349,645
Computer Sciences Corp.(a)*                     990,850       46,817,662
First Data Corp.                              1,452,400       64,791,564
Fiserv, Inc.(a)*                                765,150       26,214,039
Infosys Technologies, Ltd. (ADR) (India)*     1,037,200       52,119,300
Manhattan Associates, Inc.(a)*                  634,300       16,466,428
                                                            ------------
                                                             260,895,620

Computer Software-21.9%
Cognos, Inc. (Canada)(a)*                       798,600       26,896,848
Electronic Arts, Inc.(a)*                     1,133,000       56,797,290
Mercury Interactive Corp.(a)*                 1,487,700       54,390,312
Microsoft Corp.*                              6,293,700      179,118,702
Oracle Corp.(a)                               8,335,000       87,600,850
SAP AG (ADR) (Germany)*                       1,348,300       53,945,483
Symantec Corp.(a)*                            1,353,700       63,299,012
TIBCO Software, Inc.(a)*                      2,231,700       15,778,119
VERITAS Software Corp.(a)                     1,446,000       27,560,760
webMethods, Inc.(a)*                          1,061,500        5,063,355
                                                            ------------
                                                             570,450,731

Contract Manufacturing-3.4%
Flextronics International, Ltd.
  (Singapore)(a)*                             2,806,650      35,279,591
Hon Hai Precision Industry Co., Ltd.
  Citigroup Global Markets warrants,
  expiring 01/17/07 (Taiwan)(a)(b)           10,789,401       38,723,160
Sanmina Corp.(a)*                             1,976,100       14,504,574
                                                            ------------
                                                              88,507,325


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN TECHNOLOGY FUND o 9


Company                                          Shares            Value
-------------------------------------------------------------------------------
Internet-7.3%
eBay, Inc.(a)*                                  587,600     $ 46,026,708
SINA Corp. (Hong Kong)(a)*                    1,384,900       39,261,915
Yahoo!, Inc.(a)*                              3,449,300      106,238,440
                                                            ------------
                                                             191,527,063

Semi-Conductor Capital Equipment-1.7%
Applied Materials, Inc.(a)*                   1,501,900       25,487,243
KLA-Tencor Corp.(a)*                            488,550       20,133,146
                                                            ------------
                                                              45,620,389

Semi-Conductor Components-22.0%
Altera Corp.(a)                               1,342,450       27,949,809
Broadcom Corp. Cl.A(a)*                       2,219,900       78,495,664
Intel Corp.                                   5,344,000      130,286,720
Linear Technology Corp.                       1,749,000       68,385,900
Marvell Technology Group, Ltd.
  (Bermuda)(a)*                               3,428,400       79,607,448
Maxim Integrated Products, Inc.*                564,950       27,174,095
Novatek Microelectronics Corp., Ltd.
  UBS warrants, expiring 4/13/05
  (Taiwan)(a)                                 3,600,000        9,468,000
Samsung Electronics Co., Ltd. (GDR)
  (South Korea)(b)                              400,223       71,639,917
Taiwan Semiconductor Manufacturing Co.,
  Ltd. ABN Amro Bank warrants,
  expiring 01/14/05 (Taiwan)(a)(b)           35,789,522       44,951,639
United Microelectronics Corp. (ADR)
  (Taiwan)*                                   5,350,104       19,795,385
Vishay Intertechnology, Inc.(a)*              1,060,700       16,440,850
                                                            ------------
                                                             574,195,427

Miscellaneous-1.6%
Hoya Corp. (Japan)(a)                           410,000       42,150,393
                                                            ------------
                                                           2,381,089,444

Consumer Services-6.4%
Broadcasting & Cable-2.9%
The News Corp., Ltd., pfd. (ADR)
  (Australia)                                 1,213,200       38,543,364
Time Warner, Inc.(a)*                         2,119,000       35,281,350
                                                            ------------
                                                              73,824,714

Cellular Communications-3.5%
Nextel Communications, Inc. Cl.A(a)           2,864,600       65,198,296
Vodafone Group Plc (ADR)
  (United Kingdom)*                           1,231,973       26,770,774
                                                            ------------
                                                              91,969,070
                                                            ------------
                                                             165,793,784


-------------------------------------------------------------------------------
10 o ALLIANCEBERNSTEIN TECHNOLOGY FUND


                                              Shares or
                                              Principal
                                                 Amount
Company                                            (000)           Value
-------------------------------------------------------------------------------
Capital Goods-1.3%
Electrical Equipment-0.9%
AU Optronics Corp. (ADR) (Taiwan)               448,900      $ 5,274,575
LG Philips LCD Co., Ltd. (ADR)
  (South Korea)(a)*                           1,270,100       17,908,410
                                                            ------------
                                                              23,182,985

Miscellaneous-0.4%
Nitto Denko Corp. (Japan)                       281,700       11,786,505
                                                            ------------
                                                              34,969,490

Total Common Stocks & Other Investments
  (cost $2,238,479,685)                                    2,581,852,718

SHORT-TERM INVESTMENT-2.9%
Time Deposit-2.9%
State Street Euro Dollar
  0.65%, 8/02/04
  (cost $74,424,000)                           $ 74,424       74,424,000

Total Investments Before Security
  Lending Collateral--101.9%
  (cost $2,312,903,685)                                    2,656,276,718

INVESTMENT OF CASH COLLATERAL
  FOR SECURITIES LOANED**-28.3%
Short-Term Investments
Allstate Financial
  1.20%, 8/16/04                                 10,000       10,028,260
Barclays Bank
  1.31%, 9/04/04-12/03/04                        45,000       45,017,172
Bayerische Landesbank
  1.54%, 9/30/04                                  5,000        5,002,991
Bradford
  1.34%, 8/09/04                                 60,000       59,957,567
Concord
  1.30 %, 8/06/04-8/09/04                       125,000      124,875,417
Crestar Financial Corp.
  1.65%, 11/15/04                                 2,000        2,071,918
Deutsche Bank
  1.16%-1.20%, 9/15/04-10/14/04                  44,760       45,306,737
Federal Home Loan Bank
  1.27%-1.44%, 3/8/05-4/26/05                    45,000       45,000,000
Federal Home Loan Mortgage Corp.
  1.14%-1.37%, 8/10/04-9/09/05                   28,800       28,800,000
Goldman Sachs
  1.42%, 10/20/04                                50,000       50,000,000
Gotham Funding
  1.33%-1.35%, 8/02/04-8/05/04                  111,000      110,880,921
Market Street Funding Corp.
  1.30%, 8/10/04                                 50,000       49,954,861


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN TECHNOLOGY FUND o 11


                                              Shares or
                                              Principal
                                                 Amount
                                                   (000)           Value
-------------------------------------------------------------------------------
Morgan Stanley
  1.39%, 12/6/04-4/19/05                       $ 70,000     $ 70,000,000
Sigma Finance
  1.22%, 12/03/04                                45,000       45,000,000
Wells Fargo
  1.50%, 3/24/05                                  9,000        9,028,690
                                                            ------------
                                                             700,924,534

UBS Private Money Market Fund, LLC,
  1.27%                                      36,036,657       36,036,657

Total Investment of Cash Collateral
  for Securities Loaned
  (cost $736,961,191)                                        736,961,191

Total Investments-130.2%
  (cost $3,049,864,876)                                    3,393,237,909
Other assets less liabilities-(30.2%)                       (786,615,041)

Net Assets-100%                                          $ 2,606,622,868


*    Represents entire or partial securities out on loan.

**   See Note E for securities lending information.

(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2004, the aggregate market value of these securities amounted to $155,314,716 or 6.0% of net assets.

Glossary of Terms:
ADR - American Depositary Receipt.
GDR - Global Depositary Receipt.
See notes to financial statements.


-------------------------------------------------------------------------------
12 o ALLIANCEBERNSTEIN TECHNOLOGY FUND


STATEMENT OF ASSETS & LIABILITIES
July 31, 2004

Assets
Investments in securities, at value (cost $3,049,864,876--
  including investment of cash collateral for securities
  loaned of $736,961,191)                                   $ 3,393,237,909(a)
Cash                                                                    734
Foreign cash, at value (cost $139,866)                              139,430
Receivable for capital stock sold                                 9,179,809
Receivable for investment securities sold                         5,426,366
Dividends and interest receivable                                   553,727
Total assets                                                  3,408,537,975

Liabilities
Payable for collateral on securities loaned                     736,961,191
Payable for investment securities purchased                      42,542,107
Payable for capital stock redeemed                               15,147,839
Advisory fee payable                                              4,863,309
Transfer Agent fee payable                                          780,725
Distribution fee payable                                            283,654
Accrued expenses and other liabilities                            1,336,282
Total liabilities                                               801,915,107

Net Assets                                                   $2,606,622,868

Composition of Net Assets
Capital stock, at par                                              $558,529
Additional paid-in capital                                    5,347,536,712
Accumulated net investment loss                                    (195,077)
Accumulated net realized loss on investment
  and foreign currency transactions                          (3,084,649,893)
Net unrealized appreciation of investments and
  foreign currency denominated assets and liabilities           343,372,597
                                                             $2,606,622,868

Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
  ($1,112,173,415 / 22,634,315 shares of capital stock
  issued and outstanding)                                            $49.14
Sales charge--4.25% of public offering price                           2.18
Maximum offering price                                               $51.32

Class B Shares
Net asset value and offering price per share
  ($1,100,839,904 / 24,621,873 shares of capital stock
  issued and outstanding)                                            $44.71

Class C Shares
Net asset value and offering price per share
  ($313,165,690 / 7,000,631 shares of capital stock
  issued and outstanding)                                            $44.73

Class R Shares
Net asset value, redemption and offering price per share
  ($23,422 / 477.241 shares of capital stock
  issued and outstanding)                                            $49.08

Advisor Class Shares
Net asset value, redemption and offering price per share
  ($80,420,437 / 1,595,622 shares of capital stock
  issued and outstanding)                                            $50.40

(a)  Includes securities on loan with a value of $709,366,942 (see Note E).

     See notes to financial statements.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN TECHNOLOGY FUND o 13


STATEMENT OF OPERATIONS
Year Ended July 31, 2004

Investment Income
Dividends (net of foreign taxes withheld
  of $893,482)                                      $7,577,516
Securities lending income                            1,203,057
Interest                                               360,478      $9,141,051

Expenses
Advisory fee                                        30,657,619
Distribution fee--Class A                            3,819,335
Distribution fee--Class B                           14,093,564
Distribution fee--Class C                            3,891,381
Distribution fee--Class R                                   55
Transfer agency                                     15,149,830
Printing                                             1,743,680
Custodian                                              574,867
Audit and legal                                        196,107
Directors' fees                                        129,810
Registration                                           117,816
Administrative                                         113,293
Miscellaneous                                          187,682
Total expenses                                      70,675,039
Less: expenses waived by the Adviser
  and the Transfer Agent (see Note B)               (4,976,169)
Less: expense offset arrangement
  (see Note B)                                          (1,460)
Net expenses                                                        65,697,410
Net investment loss                                                (56,556,359)

Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions                                          592,486,836
  Foreign currency transactions                                       (297,730)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                     (384,374,533)
  Foreign currency denominated assets
    and liabilities                                                       (436)
Net gain on investment and foreign
  currency transactions                                            207,814,137

Net Increase in Net Assets
  from Operations                                                 $151,257,778

See notes to financial statements.


-------------------------------------------------------------------------------
14 o ALLIANCEBERNSTEIN TECHNOLOGY FUND


STATEMENT OF CHANGES IN NET ASSETS

                                                   December 1,     Year Ended
                                   Year Ended        2002 to       November 30,
                                 July 31, 2004   July 31, 2003*       2002
-------------------------------------------------------------------------------
Increase (Decrease)
  in Net Assets from
Operations
Net investment loss               $(56,556,359)   $(45,820,513)   $(91,576,655)
Net realized gain (loss) on
  investment and foreign
  currency transactions            592,189,106    (156,606,266) (1,895,821,648)
Net change in unrealized
  appreciation/depreciation
  of investments and
  foreign currency
  denominated assets
  and liabilities                 (384,374,969)    448,104,681      33,057,117
Net increase in
  net assets
  from operations                  151,257,778     245,677,902  (1,954,341,186)

Capital Stock
Transactions
Net decrease                      (674,559,162)   (245,308,289) (1,002,096,652)
Total increase
  (decrease)                      (523,301,384)        369,613  (2,956,437,838)

Net Assets
Beginning of period              3,129,924,252   3,129,554,639   6,085,992,477
End of period, (including
  accumulated net
  investment loss of
  $195,077, $0 and $0,
  respectively)                 $2,606,622,868  $3,129,924,252  $3,129,554,639

* The Fund changed its fiscal year end from November 30 to July 31. See notes to financial statements.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN TECHNOLOGY FUND o 15


NOTES TO FINANCIAL STATEMENTS
July 31, 2004

NOTE A
Significant Accounting Policies

AllianceBernstein Technology Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Class R and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R shares are sold without an initial or contingent deferred sales charge and are offered to certain group retirement plans. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All five classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Mangement, L.P. (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value


-------------------------------------------------------------------------------
16 o ALLIANCEBERNSTEIN TECHNOLOGY FUND


in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN TECHNOLOGY FUND o 17


3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date, or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A, Class R and Advisor Class shares. Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Change of Fiscal Year End

During 2003, the Fund changed its fiscal year end from November 30 to July 31. Accordingly, the statement of changes in net assets and financial highlights include the period from December 1, 2002 to July 31, 2003.

NOTE B
Advisory Fee and Other Transactions With Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser a quarterly advisory fee equal to the following percentages of the value of the Fund's aggregate net assets at the close of business on the last business day of the previous quarter: .25 of 1.00% of the first $10 billion, .25 of .975% of the next $2.5 billion, .25 of .95% of the next $2.5 billion, .25 of .925% of the next $2.5 billion, .25 of .90% of the next $2.5 billion, .25 of .875% of the next $2.5 billion


-------------------------------------------------------------------------------
18 o ALLIANCEBERNSTEIN TECHNOLOGY FUND


and .25 of .85% of the net assets in excess of $22.5 billion. Such fee is accrued daily and paid quarterly.

Effective January 1, 2004, the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion, and .60% in excess of $5 billion, of the Fund's aggregate net asset at the close of business on the last business day of the previous quarter. Through July 31, 2004, such waiver amounted to $4,456,402. The waiver was made in contemplation of the final agreement with the Office of the New York Attorney General ("NYAG") described in "Legal Proceedings" below.

For the year ended July 31, 2004, the Adviser voluntarily agreed to reimburse a portion of certain audit fees related to the investigations described under "Legal Proceeding" below in the amount of $3,000.

Pursuant to the advisory agreement, the Fund paid $113,293 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended July 31, 2004.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $9,278,821 for the year ended July 31, 2004. In addition, AGIS voluntarily agreed to waive a portion of its fees for the year ended July 31, 2004. Such waiver amounted to $516,767.

For the year ended July 31, 2004 the Fund's expenses were reduced by $1,460 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $41,489 from the sales of Class A shares and received $54,447, $1,467,248, and $19,267 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 2004.

Brokerage commissions paid on investment transactions for the year ended July 31, 2004 amounted to $12,723,356, of which $360,381 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C
Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN TECHNOLOGY FUND o 19


an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the Fund's average daily net assets attributable to both Class B and Class C shares and .50% of the Fund's average daily net assets attributable to Class R shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $81,079,506 and $7,046,021 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2004, were as follows:

                                                Purchases           Sales
-------------------------------------------------------------------------------
Investment securities (excluding
  U.S. government securities)                 $2,467,805,726    $3,172,721,065
U.S. government securities                                -0-               -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost                                                            $3,169,321,770

Gross unrealized appreciation                                     $337,134,767
Gross unrealized depreciation                                     (113,218,628)
Net unrealized appreciation                                       $223,916,139

Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise


-------------------------------------------------------------------------------
20 o ALLIANCEBERNSTEIN TECHNOLOGY FUND


of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

NOTE E
Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of July 31, 2004, the Fund had loaned securities with a value of $709,366,942 and received cash collateral which was invested in short-term securities valued at $736,961,191 as included in the accompanying portfolio of investments. For the year ended July 31, 2004, the Fund earned fee income of $1,203,057 which is included in the accompanying statement of operations.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN TECHNOLOGY FUND o 21


NOTE F
Capital Stock

There are 15,000,000,000 shares of $0.01 par value capital stock authorized, divided into five classes, designated Class A, Class B, Class C, Advisor Class and Class R shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                                 Shares
                             -------------------------------------------------
                              Year Ended       December 1,         Year Ended
                                July 31,     2002 to July 31,     November 30,
                                 2004            2003(a)             2002
-------------------------------------------------------------------------------
Class A
Shares sold                    5,185,412       74,462,637         241,078,290
Shares converted
  from Class B                 2,127,361        1,034,592             900,354
Shares redeemed               (9,686,757)     (75,715,354)       (245,484,494)
Net decrease                  (2,373,984)        (218,125)         (3,505,850)

Class B
Shares sold                    1,476,123        1,670,161           3,483,088
Shares converted
  to Class A                  (2,305,939)      (1,126,550)           (963,780)
Shares redeemed               (7,966,434)      (5,542,690)        (13,771,576)
Net decrease                  (8,796,250)      (4,999,079)        (11,252,268)

Class C
Shares sold                      548,863        1,677,962           4,504,111
Shares redeemed               (2,662,309)      (2,812,996)         (7,675,024)
Net decrease                  (2,113,446)      (1,135,034)         (3,170,913)

Advisor Class
Shares sold                      363,853          565,245             934,323
Shares redeemed                 (696,202)        (508,743)         (2,451,696)
Net increase
  (decrease)                    (332,349)          56,502          (1,517,373)

                                 November 3,
                                 2003(b) to
                                July 31, 2004
---------------------------------------------
Class R
Shares sold                          539
Shares redeemed                      (62)
Net increase                         477

(a)  The Fund changed its fiscal year end from November 30 to July 31.

(b)  Commencement of distributions.

-------------------------------------------------------------------------------
22 o ALLIANCEBERNSTEIN TECHNOLOGY FUND


                                                Amount
                             -------------------------------------------------
                              Year Ended      December 1,         Year Ended
                                July 31,    2002 to July 31,     November 30,
                                 2004           2003(a)             2002
-------------------------------------------------------------------------------
Class A
Shares sold                 $272,184,753   $ 2,939,404,972    $ 12,214,506,149
Shares converted
  from Class B               112,659,496        43,501,551          44,799,543
Shares redeemed             (512,074,234)   (3,001,651,818)    (12,505,261,596)
Net decrease               $(127,229,985)  $   (18,745,295)   $   (245,955,904)

Class B
Shares sold                  $71,526,650   $    63,313,428    $    173,936,751
Shares converted
  to Class A                (112,659,496)      (43,501,551)        (44,799,543)
Shares redeemed             (385,253,557)     (206,573,042)       (647,747,503)
Net decrease               $(426,386,403)  $  (186,761,165)   $   (518,610,295)

Class C
Shares sold                  $26,563,961   $   61,825,025     $   222,615,217
Shares redeemed             (129,071,486)    (104,090,061)       (374,107,034)
Net decrease               $(102,507,525)  $  (42,265,036)    $  (151,491,817)

Advisor Class
Shares sold                  $19,837,797   $   23,824,296     $    53,921,257
Shares redeemed              (38,298,227)     (21,361,089)       (139,959,893)
Net increase
  (decrease)                $(18,460,430)  $    2,463,207     $   (86,038,636)

                                 November 3,
                                 2003(b) to
                                July 31, 2004
---------------------------------------------
Class R
Shares sold                      $ 28,510
Shares redeemed                    (3,329)
Net increase                     $ 25,181

(a)  The Fund changed its fiscal year end from November 30 to July 31.

(b)  Commencement of distributions.


NOTE G
Risks Involved in Investing in the Fund

The investments in technology companies may be subject to a greater risk because technology stocks, especially those of smaller, less seasoned companies, tend to be more volatile than the overall market. Market or economic factors affecting the technology industry could have a major effect on the value of the Fund's investments.

In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrange-


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN TECHNOLOGY FUND o 23


ments is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H
Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2004.

NOTE I
Components of Accumulated Earnings (Deficit)

As of July 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                        $(2,965,388,076)(a)
Unrealized appreciation/(depreciation)                          223,915,703
Total accumulated earnings/(deficit)                        $(2,741,472,373)(b)

(a) On July 31, 2004, the Fund had a net capital loss carryforward for federal income tax purposes of $2,965,192,999, of which $1,183,573,611 expires in the year 2009, $1,330,398,762 expires in the year 2010, and $451,220,626 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital loss incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds next taxable year. For the year ended July 31, 2004, the Fund deferred to August 1, 2004, post-October currency losses of $195,077. During the fiscal year, the Fund utilized capital loss carryforwards of $308,735,173.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.


During the current fiscal year, permanent differences primarily due to a net investment loss, and the tax treatment of foreign currency gains and losses, resulted in a net decrease in accumulated net investment loss and a decrease in accumulated net realized loss on investments and a decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE J
Legal Proceedings

As has been previously reported in the press, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested


-------------------------------------------------------------------------------
24 o ALLIANCEBERNSTEIN TECHNOLOGY FUND


that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. For more information on this waiver, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN TECHNOLOGY FUND o 25


On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that Morgan Stanley violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment


-------------------------------------------------------------------------------
26 o ALLIANCEBERNSTEIN TECHNOLOGY FUND


Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein Mutual Funds, including the Fund, as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of the AllianceBernstein Growth & Income Fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on the Fund or its ability to perform advisory services relating to the Fund.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN TECHNOLOGY FUND o 27


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                             Class A
                                            ------------------------------------------------------------------------------
                                                          December 1,
                                            Year Ended      2002 to                Year Ended November 30,
                                             July 31,      July 31,   --------------------------------------------------
                                                2004        2003(a)      2002         2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $47.44       $43.48       $67.05       $95.32      $111.46       $68.60
Income From Investment
  Operations
Net investment loss(b)                          (.72)(c)     (.54)        (.87)        (.82)       (1.35)        (.99)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                  2.42         4.50       (22.70)      (21.17)      (10.75)       49.02
Net increase (decrease) in
  net asset value from
  operations                                    1.70         3.96       (23.57)      (21.99)      (12.10)       48.03

Less: Distributions
Distributions from net realized gain
  on investment transactions                      -0-          -0-          -0-       (5.86)       (4.04)       (5.17)
Distributions in excess of net
  realized gain on investment
  transactions                                    -0-          -0-          -0-        (.42)          -0-          -0-
Total distributions                               -0-          -0-          -0-       (6.28)       (4.04)       (5.17)
Net asset value, end of period                $49.14       $47.44       $43.48       $67.05       $95.32      $111.46

Total Return
Total investment return based
  on net asset value(d)                         3.58%        9.11%      (35.15)%     (24.90)%     (11.48)%      74.67%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                         $1,112,174   $1,186,488   $1,096,744   $1,926,473   $2,650,904   $2,167,060
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.65%        2.24%(e)     1.85%        1.58%        1.50%        1.68%(f)
  Expenses, before waivers/
    reimbursements                              1.81%        2.24%(e)     1.85%        1.58%        1.50%        1.68%(f)
  Net investment loss                          (1.36)%(c)   (1.95)%(e)   (1.64)%      (1.08)%       (.98)%      (1.11)%
Portfolio turnover rate                           80%         127%         117%          55%          46%          54%


See footnote summary on page 33.


-------------------------------------------------------------------------------
28 o ALLIANCEBERNSTEIN TECHNOLOGY FUND



Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                              Class B
                                            ------------------------------------------------------------------------------
                                                         December 1,
                                            Year Ended     2002 to                 Year Ended November 30,
                                             July 31,      July 31,   --------------------------------------------------
                                               2004         2003(a)      2002         2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $43.49       $40.06       $62.27       $89.59      $105.73       $65.75
Income From Investment
  Operations
Net investment loss(b)                         (1.03)(c)     (.69)       (1.16)       (1.28)       (2.17)       (1.54)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                  2.25         4.12       (21.05)      (19.76)       (9.93)       46.69
Net increase (decrease) in
  net asset value from
  operations                                    1.22         3.43       (22.21)      (21.04)      (12.10)       45.15

Less: Distributions
Distributions from net realized gain
  on investment transactions                      -0-          -0-          -0-       (5.86)       (4.04)       (5.17)
Distributions in excess of net
  realized gain on investment
  transactions                                    -0-          -0-          -0-        (.42)          -0-          -0-
Total distributions                               -0-          -0-          -0-       (6.28)       (4.04)       (5.17)
Net asset value, end of period                $44.71       $43.49       $40.06       $62.27       $89.59      $105.73

Total Return
Total investment return based on
  net asset value(d)                            2.81%        8.56%      (35.67)%     (25.46)%     (12.12)%      73.44%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                         $1,100,840   $1,453,453   $1,539,144   $3,092,947   $4,701,567   $3,922,584
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              2.58%        3.02%(e)     2.58%        2.31%        2.20%        2.39%(f)
  Expenses, before waivers/
    reimbursements                              2.61%        3.02%(e)     2.58%        2.31%        2.20%        2.39%(f)
  Net investment loss                          (2.13)%(c)   (2.73)%(e)   (2.37)%      (1.80)%      (1.68)%      (1.83)%
Portfolio turnover rate                           80%         127%         117%          55%          46%          54%


See footnote summary on page 33.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN TECHNOLOGY FUND o 29


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                            Class C
                                          ------------------------------------------------------------------------------
                                                         December 1,
                                            Year Ended     2002 to                 Year Ended November 30,
                                             July 31,     July 31,     ------------------------------------------------
                                               2004         2003(a)      2002         2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $43.50       $40.07       $62.25       $89.55      $105.69       $65.74
Income From Investment
  Operations
Net investment loss(b)                         (1.02)(c)     (.68)       (1.15)       (1.28)       (2.19)       (1.57)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                  2.25         4.11       (21.03)      (19.74)       (9.91)       46.69
Net increase (decrease) in net
  asset value from operations                   1.23         3.43       (22.18)      (21.02)      (12.10)       45.12

Less: Distributions
Distributions from net realized gain
  on investment transactions                      -0-          -0-          -0-       (5.86)       (4.04)       (5.17)
Distributions in excess of net
  realized net realized gain on
  investment transactions                         -0-          -0-          -0-        (.42)          -0-          -0-
Total distributions                               -0-          -0-          -0-       (6.28)       (4.04)       (5.17)
Net asset value, end of period                $44.73       $43.50       $40.07       $62.25       $89.55      $105.69

Total Return
Total investment return based on
  net asset value(d)                            2.83%        8.56%      (35.63)%     (25.45)%     (12.13)%      73.40%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $313,166     $396,472     $410,649     $835,406   $1,252,765     $907,707
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              2.39%        3.01%(e)     2.55%        2.30%        2.21%        2.41%(f)
  Expenses, before waivers/
    reimbursements                              2.55%        3.01%(e)     2.55%        2.30%        2.21%        2.41%(f)
  Net investment loss                          (2.10)%(c)   (2.72)%(e)   (2.34)%      (1.80)%      (1.69)%      (1.85)%
Portfolio turnover rate                           80%         127%         117%          55%          46%          54%


See footnote summary on page 33.


-------------------------------------------------------------------------------
30 o ALLIANCEBERNSTEIN TECHNOLOGY FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                             Class R
                                           ------------
                                            November 3,
                                             2003(g) to
                                             July 31,
                                               2004
                                           ------------
Net asset value, beginning of period          $54.17
Income From Investment Operations
Net investment loss(b)                          (.77)(c)
Net realized and unrealized loss on
  investment and foreign currency
  transactions                                 (4.32)
Net decrease in net asset value
  from operations                              (5.09)
Net asset value, end of period                $49.08

Total Return
Total investment return based on
  net asset value(d)                           (9.40)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)        $23
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.73%(e)
  Expenses, before waivers/reimbursements       1.97%(e)
  Net investment loss                          (1.42)%(c)(e)
Portfolio turnover rate                           80%

See footnote summary on page 33.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN TECHNOLOGY FUND o 31



Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                                Advisor Class
                                            ------------------------------------------------------------------------------
                                                        December 1,
                                            Year Ended    2002 to                 Year Ended November 30,
                                             July 31,     July 31,     -------------------------------------------------
                                               2004         2003(a)      2002         2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $48.50       $44.36       $68.21       $96.60      $112.59       $69.04
Income From Investment
  Operations
Net investment loss(b)                          (.58)(c)     (.46)        (.72)        (.60)        (.91)        (.68)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                  2.48         4.60       (23.13)      (21.51)      (11.04)       49.40
Net increase (decrease) in net
  asset value from operations                   1.90         4.14       (23.85)      (22.11)      (11.95)       48.72

Less: Distributions
Distributions from net realized gain
  on investment transactions                      -0-          -0-          -0-       (5.89)       (4.04)       (5.17)
Distributions in excess of net
  realized net realized gain on
  investment transactions                         -0-          -0-          -0-        (.39)          -0-          -0-
Total distributions                               -0-          -0-          -0-       (6.28)       (4.04)       (5.17)
Net asset value, end of period                $50.40       $48.50       $44.36       $68.21       $96.60      $112.59

Total Return
Total investment return based
  on net asset value(d)                         3.92%        9.33%      (34.96)%     (24.68)%     (11.22)%      75.22%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $80,420      $93,511      $83,018     $231,167     $288,889     $330,404
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.35%        1.94%(e)     1.49%        1.27%        1.19%        1.35%(f)
  Expenses, before waivers/
    reimbursements                              1.51%        1.94%(e)     1.49%        1.27%        1.19%        1.35%(f)
  Net investment loss                          (1.06)%(c)   (1.65)%(e)   (1.29)%       (.78)%       (.66)%       (.78)%
Portfolio turnover rate                           80%         127%         117%          55%          46%          54%

See footnote summary on page 33.


-------------------------------------------------------------------------------
32 o ALLIANCEBERNSTEIN TECHNOLOGY FUND


(a)  The Fund changed its fiscal year end from November 30 to July 31.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived by the Adviser and the Transfer Agent.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.

(f) Ratio reflects expenses grossed up for the expenses offset arrangement with the Transfer Agent. For the period shown below, the net expense ratios were as follows:

                         Year Ended
                        November 30,
                            1999
                        ------------
  Class A                   1.66%
  Class B                   2.38%
  Class C                   2.40%
  Advisor Class             1.34%

(g)  Commencement of distributions.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN TECHNOLOGY FUND o 33


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein Technology Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Technology Fund, Inc. (the "Fund"), including the portfolio of investments, as of July 31, 2004, and the related statement of operations for the period then ended, the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Technology Fund, Inc. at July 31, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the indicated periods in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP
New York, New York
September 10, 2004


-------------------------------------------------------------------------------
34 o ALLIANCEBERNSTEIN TECHNOLOGY FUND


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Robert C. Alexander(1)
David H. Dievler(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)

OFFICERS

Janet A. Walsh(2), Senior Vice President
Thomas J. Bardong, Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Distributor

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)  Member of the Audit Committee and Governance and Nominating Committee.

(2) Ms. Walsh is the person primarily responsible for the day-to-day management of the Fund's investment portfolio.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN TECHNOLOGY FUND o 35


MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                       PORTFOLIOS
                                                                                         IN FUND              OTHER
NAME, AGE OF DIRECTOR,                             PRINCIPAL                            COMPLEX          DIRECTORSHIPS
      ADDRESS                                    OCCUPATION(S)                         OVERSEEN BY           HELD BY
 (YEARS OF SERVICE*)                          DURING PAST 5 YEARS                       DIRECTOR            DIRECTOR
----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer, +, 46               Exective Vice President of                             66                 None
1345 Avenue of the                 Alliance Capital Management
Americas                           Corporation ("ACMC") since
New York, NY 10105                 2001; prior thereto, Chief
(Elected November                  Executive Officer of Sanford C.
24, 2003)                          Bernstein & Co., LLC and its
                                   precedessor since prior to 1999.
DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, 72       Investment Adviser and an                              113                None
2 Sound View Drive                 independent consultant. He
Suite 100                          was formerly Senior Manager
Greenwich, CT 06830 (12)           of Barrett Associates, Inc., a
(Chairman of the Board)            registered investment adviser,
                                   with which he had been
                                   associated since prior to 1999.
                                   Formerly Deputy Comptroller
                                   and Chief Investment Officer
                                   of the State of New York and,
                                   prior thereto, Chief Investment
                                   Officer of the New York Bank
                                   for Savings.

Robert C. Alexander, #, 62         President of Alexander &                               1                  None
38 East 29th Street                Associates, Inc. Management
New York, NY 10016                 Consultants, since prior to 1999.
(10)

David H. Dievler, #, 74            Independent Consultant. Until                          98                 None
P.O. Box 167                       December 1994, he was Senior
Spring Lake,                       Vice President of ACMC
NJ 07762 (14)                      responsible for mutual fund
                                   administration. Prior to joining
                                   ACMC in 1984, he was Chief
                                   Financial Officer of Eberstadt
                                   Asset Management since 1968.
                                   Prior to that, he was a Senior
                                   Manager at Price Waterhouse
                                   & Co. Member of American
                                   Institute of Certified Public
                                   Accountants since 1953.


-------------------------------------------------------------------------------
36 o ALLIANCEBERNSTEIN TECHNOLOGY FUND


                                                                                       PORTFOLIOS
                                                                                         IN FUND              OTHER
NAME, AGE OF DIRECTOR,                             PRINCIPAL                            COMPLEX          DIRECTORSHIPS
      ADDRESS                                    OCCUPATION(S)                         OVERSEEN BY           HELD BY
 (YEARS OF SERVICE*)                          DURING PAST 5 YEARS                       DIRECTOR            DIRECTOR
----------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

D. James Guzy, #, 68               Chairman of the Board of PLX                            1              Intel Corporation,
P.O. Box 128                       Technology (semi-conductors)                                           Cirrus Logic
Glenbrook, NV 89413 (22)           and of SRC Computers, Inc.                                             Corporation,
                                   with which he has been                                                 Novellus
                                   associated prior to 1999. He                                           Corporation,
                                   is also President of the Arbor                                         Micro Component
                                   Company (private family                                                Technology
                                   investments). He is a Director of                                      and the Davis
                                   Intel Corporation (semi-conductors),                                   Selected
                                   Cirrus Logic Corporation (semi-                                        Advisers Group
                                   conductors), Novellus Corporation                                      of Mutual
                                   (semi-conductor equipment),                                            Funds.
                                   Micro Component Technology
                                   (semi-conductor equipment),
                                   the Davis Selected Advisers
                                   Group of Mutual Funds (registered
                                   investment companies) and Logic
                                   Vision.

Marshall C. Turner, Jr, #, 62      Principal of Turner Venture                             1              Du Pont
220 Montgomery Street              Associates (venture capital                                            Photomasks, Inc
Penthouse 10                       and consulting) since prior to
San Francisco,                     1999. He is a director of DuPont
CA 94104 (12)                      Photomasks, Inc. (semi-conductor
                                   manufacturing services);
                                   the George Lucas Educational
                                   Foundation; and is Chairman
                                   of the Board of the Smithsonian's
                                   National Museum of Natural History.


*  There is no stated term of office for the Fund's Directors.

#  Member of the Audit Committee and Governance and Nominating Committee.

+ Mr. Mayer is an "Interested Director" as defined in the Investment Company Act of 1940, due to his position as Executive Vice President of ACMC.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN TECHNOLOGY FUND o 37


Officers of The Fund

Certain information concerning the Fund's Officers is listed below.

       NAME,                            POSITION(S)                     PRINCIPAL OCCUPATION
ADDRESS* AND AGE                      HELD WITH FUND                     DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------
Marc O. Mayer, 46             President                     See biography above.
Janet A. Walsh, 42            Senior Vice President         Senior Vice President of Alliance Capital
                                                            Management Corporation ("ACMC")**,
                                                            with which she has been associated
                                                            since prior to 1999.
Thomas J. Bardong, 59         Vice President                Senior Vice President of ACMC**, with
                                                            which he has been associated since
                                                            prior to 1999.
Mark R. Manley, 41            Secretary                     Senior Vice President and Chief
                                                            Compliance Officer of ACMC**,
                                                            with which he has been associated since
                                                            prior to 1999.
Mark D. Gersten, 53           Treasurer and Chief           Senior Vice President of AGIS**, and
                              Financial Officer             Vice President of ABIRM**, with which
                                                            he has been associated since prior to
                                                            1999.
Vincent S. Noto, 39           Controller                    Vice President of AGIS**, with which
                                                            he has been associated since prior to
                                                            1999.


* The address for each of the Fund's officers, unless otherwise indicated, is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM and AGIS are affiliates of the Fund.

  The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


-------------------------------------------------------------------------------
38 o ALLIANCEBERNSTEIN TECHNOLOGY FUND


ALLIANCEBERNSTEIN FAMILY OF FUNDS

-------------------------------------------------------------------------------
Wealth Strategies Funds
-------------------------------------------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy*
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy**

-------------------------------------------------------------------------------
Blended Style Funds
-------------------------------------------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

-------------------------------------------------------------------------------
Growth Funds
-------------------------------------------------------------------------------
Domestic

Growth Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Small Cap Growth Fund
Technology Fund

Global & International

All-Asia Investment Fund
Global Research Growth Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

-------------------------------------------------------------------------------
Value Funds
-------------------------------------------------------------------------------
Domestic

Balanced Shares
Disciplined Value Fund
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

-------------------------------------------------------------------------------
Taxable Bond Funds
-------------------------------------------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

-------------------------------------------------------------------------------
Municipal Bond Funds
-------------------------------------------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

-------------------------------------------------------------------------------
Intermediate Municipal Bond Funds
-------------------------------------------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

-------------------------------------------------------------------------------
Closed-End Funds
-------------------------------------------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

We also offer Exchange Reserves,+ which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. Please read the prospectus carefully before you invest or send money.

*  Formerly Growth Investors Fund.

** Formerly Conservative Investors Fund.

+ An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN TECHNOLOGY FUND o 39


NOTES


-------------------------------------------------------------------------------
40 o ALLIANCEBERNSTEIN TECHNOLOGY FUND


ALLIANCEBERNSTEIN TECHNOLOGY FUND
1345 Avenue of the Americas
New York, NY 10105
Toll-free 1 (800) 221-5672

(logo) AllianceBernstein(SM)
Investment Research and Management

(SM) This service mark used under license from the owner, Alliance Capital Management L.P.

TECAR0704

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 11(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler, William H. Foulk, Jr., D. James Guzy and Marshall C. Turner qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     The following table sets forth the aggregate fees billed by the independent auditor, Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include multi-class distribution testing, advice and education on accounting and auditing issues, and consent letters; (iii) tax compliance, tax advice and tax return preparation; and (iv) aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"), which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70. No other services were provided to the Fund during this period.


                                                              All Fees for
                                                           Non-Audit Services
                                                             Provided to the
                                                             Portfolio, the
                                                                 Adviser
                         Audit-Related                         and Service
          Audit Fees         Fees            Tax Fees          Affiliates
-------------------------------------------------------------------------------

2003:*      $51,000          $9,200          $14,925            $578,040
2004        $50,000          $8,558          $15,528            $861,687

* Fiscal year 2003 was comprised of only eight calendar months due to a change in fiscal year end from November 30 to July 31.

Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors.

The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund. Accordingly, all of the amounts in the table for Audit Fees, Audit-Related Fees and Tax Fees for the entire period ended 2003 and 2004 are for services pre-approved by the Fund's Audit Committee.
The amounts of the Fees for Non-Audit Services provided to the Fund, the Adviser and Service Affiliates in the table for the Fund, that were subject to pre-approval by the Audit Committee for the entire period ended 2003 and 2004 were as follows:

                      Non-Audit Services Pre-Approved
                           by the Audit Committee
                  ---------------------------------------
                   Audit
                  Related           Tax
                   Fees             Fees           Total
                  --------         ------        --------
       2003       $193,100        $14,925        $208,025
       2004       $255,303        $15,528        $270,831


The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On April 20, 2004 the Fund adopted procedures, by which shareholders may recommend nominees to the Fund's Board of Directors. Prior thereto, the Fund's Board did not accept shareholder recommendations for nominees to the Fund's Board.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

    Exhibit No.         DESCRIPTION OF EXHIBIT
    -----------         ----------------------
    11 (a) (1)          Code of ethics that is subject to the
                        disclosure of Item 2 hereof

    11 (b) (1)          Certification of Principal Executive Officer Pursuant
                        to Section 302 of the Sarbanes-Oxley Act of 2002

    11 (b) (2)          Certification of Principal Financial Officer Pursuant
                        to Section 302 of the Sarbanes-Oxley Act of 2002

    11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Technology Fund, Inc.

By:      /s/ Marc O. Mayer
         ---------------------
         Marc O. Mayer
         President

Date:    September 29, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Marc O. Mayer
         ---------------------
         Marc O. Mayer
         President

Date:    September 29, 2004

By:      /s/ Mark D. Gersten
         ---------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:    September 29, 2004